SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Pilgrim America Bank and Thrift Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                  Pilgrim America Bank and Thrift Fund, Inc.
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004

                                                                August 28, 1997

Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") to be held on October 16, 1997 to consider a number of proposals, including approval for the conversion of the Fund from a closed-end to an open-end investment company (the "Conversion").

     The following important facts about the Conversion are outlined below:

          * Conversion to an open-end investment company will eliminate the discount to net asset value at which the Fund's shares trade, and will allow shareholders of the Fund to realize promptly the full value of the underlying assets by redeeming their shares at net asset value less a temporary redemption fee.

          * There will be no change in the Fund's investment objective and strategy. Pilgrim America Investments, Inc. ("PAII") will continue to be the Investment Manager to the Fund.

          * Operating as an open-end investment company will give the Fund the opportunity to raise new capital more easily by selling shares at net asset value plus any applicable sales commission.

          * Shareholders will have the opportunity to exchange their shares for shares of any other open-end Pilgrim America Fund including Pilgrim America General Money Market Shares without payment of any additional sales charge. However, exchanges and redemptions of pre-conversion shares during the first twelve months after the Conversion will be subject to a 2.0% redemption fee, to be retained by the Fund, in order to stabilize assets and to offset portfolio transaction costs.

     Shareholders are also being asked to approve one Director, to approve an amended Investment Management Agreement and to approve the adoption of a distribution plan. After careful consideration, the Board of Directors unanimously approved these proposals and recommends that shareholders vote "FOR" all proposals.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than October 15, 1997.

     The Fund is using Shareholders Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholders Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.



                                        Sincerely,


                                        /s/ Robert W Stallings

                                        ROBERT W. STALLINGS,
                                        President and Chairman of the Board

                  Pilgrim America Bank and Thrift Fund, Inc.
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                (800) 331-1080

    Notice of Special Meeting of Shareholders to be Held on October 16, 1997

To the Shareholders:

     A Special Meeting of Shareholders of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") will be held on Thursday, October 16, 1997 at 10:00 a.m., local time, at the offices of the Fund, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To elect one Director until his successor is elected and qualified;

          2. To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

               (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company; and

               (b) Approving changes to the Fund's Articles of Incorporation to:

                    i. Reflect the Fund's status as an open-end investment company; and

                    ii. Enable the Fund to establish multiple classes of shares;

          3. If Proposal No. 2 is approved, to approve an amended Investment Management Agreement;

          4. If Proposal No. 2 is approved, to approve the adoption of a distribution plan pursuant to Rule 12b-1; and

          5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Please be advised that the Fund will NOT convert to an open-end investment company unless the required favorable vote of the shareholders is obtained on Proposal Nos. 2, 3 and 4. If any of those three proposals is rejected, the Fund will continue to operate as a closed-end investment company.

     Shareholders of record at the close of business on August 21, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Directors


                                        /s/ James Hennessy

                                        JAMES M. HENNESSY, Secretary

August 28, 1997

                   Pilgrim America Bank and Thrift Fund, Inc.

                                 PROXY STATEMENT

         Special Meeting of Shareholders to be held on October 16, 1997


     This Proxy Statement is furnished by the Board of Directors of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") in connection with the Fund's solicitation of voting instructions for use at the Special Meeting of
Shareholders of the Fund (the "Meeting") to be held on October 16, 1997, at 10:00 a.m., local time, at the offices of the Fund, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Special Meeting. At the Meeting, the shareholders of the Fund will be asked:

          1. To elect one Director until his successor is elected and qualified;

          2. To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

               (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company; and

               (b) Approving changes to the Fund's Articles of Incorporation to:

                    i. Reflect the Fund's status as an open-end investment company; and

                    ii. Enable the Fund to establish multiple classes of shares;

          3. If Proposal No. 2 is approved, to approve an amended Investment Management Agreement;

          4. If Proposal No. 2 is approved, to approve the adoption of a distribution plan pursuant to Rule 12b-1; and

          5. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about August 28, 1997. Shareholders of the Fund whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"), Investment Manager to the Fund, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Fund has retained a professional proxy solicitation firm to assist with any necessary solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. It is expected that soliciting fees and expenses will be approximately $20,000. The costs associated with such solicitation and the Meeting will be borne by the Fund.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Fund that may be presented at the Meeting.

Voting Rights
     Each share of the Common Stock, $.001 par value, of the Fund (the "Common Stock") is entitled to one vote. Shareholders of the Fund at the close of business on August 21, 1997 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. As of July 31, 1997, there were 14,141,241 shares of Common Stock outstanding and entitled to vote as of such record date, representing total net assets of $325,325,801.

     A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting.

     Approval of Proposal 1 requires the affirmative vote of a majority of the shareholders present and voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund. A "Majority Vote" is required for the approval of Proposals 3 and 4. For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., (i) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote shall, with respect to matters to be determined by a majority of the votes cast on such matter, be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

     To the knowledge of the Fund, as of July 31, 1997, no current Director of the Fund owns 1% or more of outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund. To the knowledge of the Fund, as of July 31, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund.

The Investment Manager

     PAII, whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Fund.

     THE FUND WILL NOT CONVERT TO AN OPEN-END INVESTMENT COMPANY UNLESS THE REQUIRED FAVORABLE VOTE OF SHAREHOLDERS IS OBTAINED ON PROPOSAL NOS. 2, 3 AND 4. IF ANY OF THOSE THREE PROPOSALS IS REJECTED, THE FUND WILL CONTINUE TO OPERATE AS A CLOSED-END INVESTMENT COMPANY.

                                 PROPOSAL NO. 1
                              Election of Director

     One person is being submitted for election to serve as a Director until his successor is duly elected and qualified. On May 5, 1997, the Board unanimously voted to increase the number of Directors of the Board from five to six, as provided for in the Fund's Amended and Restated Articles of Incorporation, and elected John P. Burke to fill the newly created vacancy. The election of John P. Burke is now being submitted to the shareholders. The other five Directors, Mary
A. Baldwin, Al Burton, Bruce S. Foerster, Jock Patton and Robert W. Stallings, were last elected by the shareholders at the Annual Meeting of Shareholders held on April 24, 1997.

     The following table sets forth the name of the nominee and certain additional information.



                                                                                                Year
                                                                                               First
                                                                                               Became a
                                                  Principal Occupation                         Board
Nominee                Age                      for the Last Five Years                        Member
---------------------- -----   -------------------------------------------------------------   ---------
John P. Burke   ...... 65      Director of the Fund and director or trustee of each of the      1997
                               funds in the Pilgrim America Group of Funds;
                               Commissioner of Banking, State of Connecticut
                               (January 1995-Present); formerly President, Bristol
                               Savings Bank (August 1992-January 1995); and President,
                               Security Savings and Loan (November 1989-August 1992).

     During the Fund's fiscal year ended December 31, 1996, the Board held four meetings. Each of the Directors, except for John P. Burke, who commenced service as Director on May 5, 1997, attended all of the meetings.

Committees

     The Board has an Audit Committee whose function is to meet with the independent accountants of the Fund in order to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with Fund management concerning these matters, among other things. This Committee currently consists of all of the Independent Directors (Mary A. Baldwin, John P. Burke, Al Burton, Bruce S. Foerster and Jock Patton). During 1996, the Audit Committee met two times. Each of the Independent Directors, except for John P. Burke, who commenced service as a Director on May 5, 1997, attended both of the Audit Committee meetings. The Fund does not have a nominating or compensation committee.

Remuneration of Board Members and Officers
     The Fund pays each Independent Director, in addition to out-of-pocket expenses, the Fund's pro rata share, based on all of the investment companies in the Pilgrim America Group of Funds, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; and (iv) $100 per special telephonic meeting. The pro rata share paid by the Fund is based upon the Fund's average net assets for the previous quarter as a percentage of the average net assets of all of the funds in the Pilgrim America Group of Funds for which the Board Members serve in common as directors/trustees.

                               Compensation Table
                       Fiscal Year Ended December 31, 1996

                                                           Total
                                                       Compensation
                                       Aggregate       from Fund and
                                      Compensation     Fund Complex
           Fund Directors              from Fund       to Directors(1)
------------------------------------- --------------   ----------------

         Mary A. Baldwin    .........     $3,207           $28,600
         John P. Burke(2)   .........     $    0           $     0
         Al Burton    ...............     $3,207           $28,600
         Bruce S. Foerster  .........     $3,207           $28,600
         Jock Patton  ...............     $3,207           $28,600
         Robert W. Stallings   ......     $    0           $     0

------------
(1) The Fund Complex consists of the following funds in the Pilgrim America Group of Funds: Pilgrim America Masters Series, Inc., which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund, and Pilgrim America Masters LargeCap Value Fund; Pilgrim America Investment Funds, Inc., which consists of Pilgrim America MagnaCap Fund and Pilgrim America High Yield Fund; Pilgrim Government Securities Income Fund, Inc.; Pilgrim America Bank and Thrift Fund, Inc.; and Pilgrim America Prime Rate Trust.
(2) Commenced service as a Director on May 5, 1997.

Vote Required

     The affirmative vote of the holders of a majority of the shares of stock of the Fund present and voting at the Meeting is required to approve the election of the nominee.

                                 PROPOSAL NO. 2
               Conversion Of The Fund From A Closed-End Investment
                    Company To An Open-End Investment Company

Background

     The Fund was organized in 1985 as a closed-end management investment company. A closed-end structure, among other things, permits management of an investment company's portfolio without attention to cash flow needs to which
open-end  investment   companies  are  subject  because  of  ongoing  sales  and
redemptions of shares. At the same time, however, shares of closed-end investment companies frequently trade at a discount from their net asset value.

     Shares of the Fund have traded consistently at a discount since April 21, 1993. The discount has grown to as large as 23.3% (as of July 16, 1996). As of July 31, 1997, the Fund's shares were trading at $20.50 per share and the net asset value was $23.01 per share, resulting in a discount of 10.91%. For information on the history of the discount at which the Fund's shares have traded, see page 6.

     The Fund's Board of Directors has monitored the Fund's discount from net asset value for many years. At a meeting held on August 4, 1997, the Board of Directors, at the request of the Investment Manager, considered the issue of conversion of the Fund to open-end status. The Board reviewed materials presented to it by Fund management, including information concerning the differences between closed-end and open-end investment companies, the Fund's operations and performance to date, and the possible effects of conversion on the Fund. At that meeting, the Investment Manager recommended that the Fund be converted to an open-end investment company. The Investment Manager advised the Board that the benefits of elimination of the Fund's discount, together with the right of redemption for shareholders, could be expected to outweigh the potential drawbacks resulting from open-ending the Fund. The Board was informed that, following a conversion, shareholders would be able to redeem their shares at net asset value, less any applicable redemption fees, rather than sell their shares in the secondary market through broker-dealers at a discount to net asset value. The Board was also informed that, while conversion to open-end form may result in shrinkage of the Fund resulting from redemption requests, conversion would create the opportunity, which the Fund does not currently enjoy, to achieve the investment benefits associated with greater asset size through sales of Fund shares.

     After taking into consideration the potential drawbacks of conversion of the Fund to open-end form, the Board of Directors determined that the right of redemption of the Fund's shares provided to shareholders and the elimination of the Fund's discount as a result of such a conversion were sufficient to outweigh such drawbacks, and that conversion to open-end form would be in the best interests of the Fund and its shareholders. The Board also determined that the potential increase in expenses for the Fund's shareholders, as described below, is sufficiently small that it likely would be more than offset by the increase in the carrying value of the Fund's shares to a shareholder upon conversion. As a result, the Board unanimously approved the recommendation of the Investment Manager to submit to shareholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company. The Board also considered and unanimously approved the amendment of the Fund's sub-classification HERE IT ISBoard also considered and unanimously approved the amendment of the Fund's sub-classification under the 1940 Act from that of a closed-end investment company to that of an open-end investment company and unanimously approved the amendment and restatement of the Fund's Articles of Incorporation to provide for such conversion. In addition, the Board considered and unanimously approved related amendments to the Fund's Investment Management Agreement, amendments to the By-laws of the Fund, a distribution plan pursuant to Rule 12b-1 under the 1940 Act and an Underwriting Agreement.

     Shareholders of the Fund are now being asked to consider the conversion of the Fund from a closed-end to an open-end investment company approved by the Board of Directors, and certain related matters in connection with the conversion. If this Proposal and the related Proposals are approved by the shareholders, the Fund will be converted to an open-end investment company, subject to a registration statement for the Fund under the Securities Act of 1933, as amended, and the 1940 Act becoming effective and thereby allowing the continuous offering of shares of the Fund. If this Proposal or one of the related Proposals is not approved, or if the Fund's registration statement does not become effective, the Fund will remain a closed-end investment company.

     The factors considered by the Board in making its recommendation to convert the Fund from a closed-end fund to an open-end fund are discussed in greater detail below.

     This proxy contains certain statements that may be deemed to be "forward-looking statements" including, but not limited to, projected expenses and expense ratios. Actual results could differ materially from those projected in the forward-looking statements as a result of actual expenses varying from estimates, changes in assumptions made, and other factors.

Comparison Between Closed-End and Open-End Investment Companies

     Generally, closed-end funds, such as the Fund, neither redeem their outstanding stock nor generally engage in the continuous sale of new securities; therefore, a closed-end fund operates with a relatively fixed capitalization. Shareholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. In contrast, open-end funds issue redeemable securities entitling shareholders to surrender those securities to the fund and receive in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund). Also, open-end funds generally issue new shares at the fund's net asset value.

     In addition to these structural distinctions between the two types of funds, several other distinctions exist. These distinctions can give rise to advantages and disadvantages to the fund if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end. Based upon information provided by the Investment Manager, the Board of Directors has considered the advantages and disadvantages to the Fund and its shareholders associated with remaining closed-end or converting to open-end. The most significant advantages and disadvantages are discussed below.

Advantages of Converting to an Open-End Investment Company

1. Elimination of Discount; Redeemability of Shares

     If the Fund converts to open-end status, shareholders will be able to realize the value of their shares by redeeming their shares at the then current net asset value of the shares less any applicable redemption fee, rather than at a discount from net asset value (less any brokerage costs) of the type that has characterized the Fund's shares since April, 1993, and which has been as high as 23.3%. Since the commencement of the operations of the Fund, its shares have frequently traded in the market at a discount to net asset value (although on occasion the shares have traded at a premium). The table below shows the discount or premium at which the Fund's shares have traded at the end of each calendar quarter since June 30, 1992:

      Calendar                                             (Discount)/Premium
   Quarter Ended      Market Price     Net Asset Value     to Net Asset Value
   -------------      ------------     ---------------     ------------------

      6/30/97            $19.063            $21.97               (13.23)%
      3/31/97             15.500             19.05               (18.64)
     12/31/96             15.750             17.84               (11.72)
      9/30/96             14.000             17.23               (18.75)
      6/28/96             12.625             15.78               (19.99)
      3/29/96             12.625             15.53               (18.71)
     12/31/95             12.875             14.83               (13.18)
      9/29/95             12.375             14.30               (13.46)
      6/30/95             11.000             12.97               (15.19)
      3/31/95             10.125             11.69               (13.39)
     12/30/94              9.125             10.73               (14.96)
      9/30/94             11.125             12.03                (7.52)
      6/30/94             11.125             12.04                (7.60)
      3/31/94             10.125             11.55               (12.34)
     12/31/93             10.875             11.87                (8.38)
      9/30/93             11.125             12.54               (11.28)
      6/30/93             11.625             12.65                (8.10)
      3/31/93             13.375             13.32                 0.41
     12/31/92             11.625             12.46                (6.70)
      9/30/92             10.875             11.11                (2.12)
      6/30/92             11.000             11.39                (3.42)

     Conversion to an open-end investment company will eliminate any discount and will allow shareholders of the Fund to realize promptly the full net asset value of the Fund's shares (subject to any redemption fee). However, it will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value.

     Shareholders should note that if the proposal to convert the Fund to an open-end investment company is approved by the shareholders, or even upon notice of the Board's approval of conversion, the discount may be reduced prior to the date of conversion to the extent investors may purchase shares in the open market in anticipation of the prospect of the Fund becoming an open-end investment company.

2. Ability  to Raise New Capital through the Continuous Offering of Common Stock

     A closed-end fund is prohibited by the 1940 Act from issuing shares at a discount to net asset value. Therefore, as long as the Fund is trading at a discount to net asset value, it is not possible to raise new capital, except by means of a rights offering, and to the extent the rights are exercised at less than net asset value, as is usually the case, it would have a dilutive effect on the interests of non-participating shareholders. As an open-end investment company, the Fund would be able to sell shares to the public at net asset value (plus, if applicable, a sales load). The Investment Manager has advised the Board that it believes that, given the Fund's strong performance record and other factors, shares of the Fund could be successfully marketed in an open-end format, although no assurance can be given as to such results. The ability to raise new capital may give the Fund additional flexibility to invest assets in furtherance of its investment objective, since with net new cash flow the manager is able to reposition the portfolio or take advantage of new opportunities without having to sell other securities.

3. Voting Rights

     If the Fund converts to open-end form, the Fund will not ordinarily hold annual shareholder meetings. The shares of the Fund currently are listed on the New York Stock Exchange ("NYSE"). Exchange rules generally provide for annual meetings of the shareholders of listed companies for the election of directors. If the proposal to convert the Fund to an open-end investment company is approved, the Fund's shares will be delisted and voting for the election of Directors will be determined solely by reference to the 1940 Act and to Maryland corporate law. The effect, in light of the Board's adoption of amended and restated By-Laws that go into effect if this Proposal is approved, is that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. By not holding annual shareholder meetings, the Fund will save the cost of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the Record Date, such costs would aggregate approximately $60,000 per year.

     Under the 1940 Act, the Fund would be required to hold a shareholder meeting if the number of Directors elected by the shareholders were less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, or if a material change were sought in the Investment Management Agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     The holders of shares of the Fund will continue to have one vote for each share held on each matter submitted to a vote of shareholders if the Fund converts to an open-end investment company, except that each class of shares will have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

4. Shareholder Services

     If this Proposal is approved and the Fund becomes an open-end investment company, shareholders will have access to additional services. Details of these services will be disclosed in the Fund's Prospectus and Statement of Additional Information. In addition to the exchange privilege discussed below, these services include:

     * Pre-Authorized Investment Plan. Shareholders will be able to establish a pre-authorized investment plan to purchase shares with automatic bank account debiting.

     * Systematic Exchange Privilege. Shareholders will be able to elect to have a specified dollar amount of shares systematically exchanged monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from the shareholder's account to an identically registered account in the same class of any other Pilgrim America Fund (subject to any redemption fee for the Fund).

     * Systematic Withdrawal Plan. Shareholders will be able to elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to the shareholder, or to anyone else the shareholder properly designates, as long as the account has a current value of at least $10,000 (subject to any redemption fee for the Fund).

     * Retirement Plans. The Fund will have available prototype qualified retirement plans for both corporations and for self-employed individuals. It will also have available prototype IRA and SIMPLE IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations.

5. New York Stock Exchange Listing Fees

     If the Fund were to become an open-end fund, it would no longer be listed on the NYSE. Delisting from the NYSE would save the Fund listing fees. Currently, these fees amount to approximately $25,000 per year.

6. Exchange Privilege

     If the Fund converts to an open-end format, shareholders will be allowed to participate in an exchange privilege that allows shareholders of the Fund to exchange their shares for shares of any other open-end Pilgrim America Fund including Pilgrim America General Money Market Shares at net asset value without payment of any additional sales charge. However, a 2.0% redemption fee will apply to any exchange of pre-conversion shares made during the first twelve months following the conversion. In addition, owners of shares of other open-end Pilgrim America Funds, excluding shareholders of Class M shares, will be able to exchange their shares for shares of the same class of the Fund at net asset value. Details of the exchange privilege will be disclosed in the Fund's Prospectus and Statement of Additional Information.

Advantages of Remaining a Closed-End Investment Company

1. Portfolio Management

     Because they do not have to be concerned about maintaining cash to be able to pay redemptions, and because they do not have inflows of new capital from offering new shares, closed-end funds generally may be more fully invested than open-end funds. In contrast, many open-end funds maintain a buffer of cash and highly liquid assets to meet net redemptions, and must consider cash flow needs when making investment decisions. Open-end funds face the possibility of having to liquidate portfolio securities to meet redemption demands at a time when the portfolio manager believes that the market price is low or otherwise wishes to retain the security. Closed-end funds, therefore, may invest with less emphasis on liquidity.

     The larger reserves of cash or cash equivalents required to operate as an open-end investment company when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund's portfolio might have to be restructured by selling portfolio securities to accommodate the need for larger reserves of cash or cash equivalents than would otherwise be maintained. In connection with any such restructuring, there may be an increase in transactional costs and portfolio turnover and an adverse effect on investment return.

     The Investment Manager has advised the Fund's Board that it does not expect any significant changes in the Fund's investment strategies as a result of open-ending, and that the Fund's investment strategies do not rely on the closed-end format. The Investment Manager has further informed the Board that the Fund could still be substantially invested in equity securities in furtherance of its objective and consistent with its investment policies. The open-end format would require management of cash flow for incoming and outgoing cash. This difference likely may cause a slight sacrifice in total return performance. However, the Investment Manager handles cash flow management for other open-end funds, and while cash flow adds a complexity to fund management, the Investment Manager has advised the Board that it normally should not interrupt portfolio strategy.

2. Liquidity

     An   open-end   investment   company  is  subject  to  federal   regulatory
requirements that no more than 15% of its net assets may be invested in securities that are not readily marketable. In its closed-end format, the Fund is currently not subject to any such restriction. If the Fund is converted to an open-end fund, it will be restricted from investing more than 15% of its net assets in illiquid securities.

     If the Fund converts to open-end form, some restructuring may be required to satisfy the liquidity requirements imposed upon open-end funds. Based on the Fund's portfolio as of July 8, 1997, the maximum amount that the Fund would be required to restructure in connection with conversion was approximately 10% of the Fund's portfolio. However, the Investment Manager believes that this degree of turnover likely overstates the level of restructuring that actually would be required, because it is based upon assumptions of portfolio liquidity that depend upon the average daily trading volume in portfolio securities. That approach probably understates the market's ability to absorb additional trading volume for many Fund positions, and, in fact, under normal conditions, the market may be able to bear heavier volumes and still sustain prices. The actual amount of restructuring, if any, that may be needed will be determined at the discretion of the Investment Manager, under the supervision of the Board of Directors, at a date closer to the date of actual conversion.

3. Expenses; Potential Net Redemptions

     Conversion of the Fund to open-end form would result in an immediate increase in the Fund's expenses as a percentage of average net assets ("expense ratio") because the Fund would bear certain expenses that it currently does not bear, including increased transfer agency expenses and an annual distribution fee. An open-end investment company, unlike a closed-end investment company, is permitted to finance activities primarily intended to result in the sale of fund shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Fund is converted to an open-end investment company, shares of the Fund currently held by its shareholders will be classified as Class A shares and will be subject to an annual distribution fee of 0.25%. See Proposal No. 4 below. After conversion, the Fund's expense ratio, currently 0.91% (as of June 30, 1997), would increase for Class A shares to approximately 1.26% (including distribution fees), assuming the same net assets.

     In addition, conversion to an open-end investment company could result in immediate redemptions of Fund shares, which could be substantial, and, consequently, a marked reduction in the size of the Fund. Elimination of the Fund's discount may create an incentive for shareholders to capitalize on the elimination of the Fund's historical discount by redeeming their shares. In addition, market professionals who view closed-end funds as arbitrage opportunities could have taken or could take sizable positions in shares of the Fund prior to conversion for the purpose of profiting through redemption immediately following an open-ending. This arbitrage phenomenon could serve to increase the percentage of Fund shares subject to redemption requests. Other closed-end funds that have converted to open-end format have experienced redemptions that exceed sales after conversion, and, in some instances, net redemptions have been substantial. The Fund bears this risk. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Fund could experience a further increase in its expense ratio. It is estimated that if the Fund's net assets decrease from the present size of $310,690,322 as of June 30, 1997 to $200,000,000 due to redemption requests, for example, the Fund's expense ratio would increase to approximately 1.32% (including distribution fees) for Class A shares. A higher expense ratio hurts the Fund's total return performance.

     The Investment Manager and its affiliates have advised the Board that, while no assurances can be given, they believe that the Fund can be successfully marketed as an open-end fund to attract new assets. As a result, the Investment Manager believes that to the extent the Fund is subject to net redemptions in connection with the conversion to open-end format, the Fund ultimately will be able to increase its net assets, perhaps substantially.

     To mitigate immediate redemptions and their attendant costs, the Board of Directors decided that it is in the best interests of current shareholders to implement a 2.0% redemption fee during the first 12 months following conversion. This fee applies only to shares that are outstanding at the time of conversion, and not to Class A shares issued after conversion. This temporary redemption fee, which would be paid to the Fund, is intended to moderate any adverse impact on the Fund's investment operations resulting from satisfying redemption and exchange requests with a resulting decrease in net asset value. The implementation of a temporary redemption fee is intended to discourage current shareholders from immediately exercising their right to redeem or exchange, and to compensate the Fund and its remaining shareholders for costs associated with meeting such redemption requests. The Fund reserves the right to waive or reduce the redemption fee in whole or in part before the end of the twelve month period.

     Significant net redemptions could cause the Fund to become too small to be considered economically viable. In such circumstances, the Board of Directors would consider alternatives to continuing the Fund's operations, but has no plans to pursue such alternatives at this time.

4. Potential Tax Consequences

     If the Fund experiences net redemptions after converting to an open-end format, the Fund would be required to sell portfolio securities. Many of the Fund's portfolio securities have appreciated in value since purchased and, if sold, would result in realization of capital gains. As of July 31, 1997, the unrealized appreciation of the Fund's portfolio securities was $185,680,897. The portfolio activity that may be necessitated by redemption requests following conversion could result in the Fund's realization of significant capital gains in addition to those historically incurred in the ordinary course, which would be distributed to shareholders. Such distributions would be taxable to the shareholders who receive them. As of July 31, 1997, based on a share's net asset value of $23.01, the Fund had net undistributed realized short-term capital gains of $0.13 per share and net undistributed realized mid-term and/or long-term capital gains of $2.10 per share. The Fund estimates that if it were required to sell 25% of each of its July 31, 1997 portfolio positions (at their July 31, 1997 valuations) to meet potential redemption requests, net undistributed realized short-term capital gains would be an additional $0.17 per share and net undistributed realized mid-term and long-term capital gains would be an additional $3.11 per share. Distributed net short-term capital gains are taxable to recipient shareholders as ordinary income and mid-term and long-term capital gains are taxable as capital gains at the applicable rates.

     Even in the absence of conversion, unrealized capital appreciation may have to be realized in the future. However, if there are redemptions due to conversion, the gains will be realized sooner than they would have been under the closed-end format.

5. Dividends

     The Fund intends to continue to provide the opportunity for shareholders to reinvest dividends and capital gains distributions into additional shares of the Fund. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than, as is currently the case, at the lesser of market value plus commissions or net asset value. As a result, shareholders would no longer be able to reinvest distributions into additional shares of the Fund at a discount to net asset value.

6. New York Stock Exchange Listing

     The Fund is currently listed on the NYSE. Conversion to an open-end fund would result in delisting of the Fund's shares, an event that may be perceived by some as disadvantageous because some investors may consider a listing on the NYSE to be important.

7. Blue Sky Costs

     Because the Fund is listed on the NYSE, the offering of its shares is not required to be registered under the securities laws of most states. As an open-end investment company, the Fund would incur expenses in connection with registering or providing notification of its offering in the states. It is expected that these expenses would be approximately $23,000 on an annual basis.


8. Leverage

     The ability to borrow is more restricted in the case of open-end funds than it is in the case of closed-end funds. Closed-end funds can also issue preferred stock, while open-end funds cannot. However, the Fund has never engaged in such activities.

Prior Recommendation

     On March 15, 1996, the Fund held a shareholder meeting to vote on whether the Fund should convert to an open-end fund. That vote was held pursuant to a provision in the Fund's Amended and Restated Articles of Incorporation that required that a meeting of shareholders be held in the first six months of 1996 for the purpose of determining whether the Fund should convert to an open-end format. At that time, the Investment Manager recommended to the Board, and the Board recommended to shareholders that shareholders vote to have the Fund remain closed-end. The shareholders voted for the Fund to remain closed-end.

     In the proxy statement for the 1996 shareholders' meeting. the Investment Manager stated that as of January 9, 1996 nearly 31% of the Fund's net assets were securities that were illiquid or marginally liquid. As a result, the Investment Manager advised that conversion to an open-end fund would require the Fund to sell its less-liquid securities, and that conforming to the open-end limit of 15% on illiquid securities could limit the Fund's future investment flexibility and its potential opportunity to achieve higher returns through investment in less liquid securities.

     The Board recommended that the Fund remain a closed-end fund partly based upon the view that conversion to an open-end fund could have a detrimental effect on the long-term investment goals of the Fund by requiring the Fund to change its investment strategies to decrease its holdings in less liquid securities and to sell securities for the purposes of meeting redemptions.

     At the August 4, 1997 meeting, the Investment Manager told the Board that it now believes that the investment objective of the Fund can be sought and the Fund can be effectively managed within the constraints on portfolio illiquidity imposed by an open-end structure.

     As described above, the Investment Manager reported that some restructuring of the portfolio may be necessary in connection with the conversion, but that the Fund's portfolio is now more liquid than it was in 1996, and indeed, as of July 15, 1997, only four of the Fund's holdings (representing 2.2% of the Fund's portfolio) were not listed on a national securities exchange or NASDAQ. Further, the Investment Manager reported that in its belief there are sufficient attractive investment opportunities in liquid securities to permit the Fund to pursue effectively its investment objective and policies in an open-end format that is subject to constraints on liquidity.

     Further, the Investment Manager reported to the Board its belief that the Fund can be successfully marketed so that to the extent it is subject to net redemptions, new sales ultimately should help the Fund increase its net assets. Of course, there can be no assurance that the Fund can be successfully marketed and that net redemptions will not occur.

Comparative Expense Information

     Set forth below is a comparison of the Fund's shareholder transaction expenses and annual operating expenses as of December 31, 1996 as a closed-end fund and those expenses that would apply to current shareholders on a pro forma (estimated) basis holding Class A shares of the Fund as an open-end fund.

                        Shareholder Transaction Expenses

                                                  Closed-End      Open-End
                                                  ----------      --------

Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)  ...............       (1)           (2)
Maximum Sales Load Imposed on
 Reinvested Dividends  ........................       (1)           None
Redemption Fees  ..............................       (1)        2% (during
                                                                 first year)
Exchange Fee  .................................      N/A         2% (during
                                                                 first year)

----------------
(1) The maximum sales load imposed on purchases made during the initial offering period in 1986 was approximately 7%. Purchases and sales made thereafter on the NYSE or otherwise through broker-dealers were subject to customary brokerage commissions which vary. With respect to shares issued in connection with the Fund's dividend reinvestment plan, to the extent the plan agent is required to purchase shares on the NYSE, shareholders may also incur brokerage commissions.
(2) No sales load will be imposed in connection with the conversion of the Fund from a closed-end to an open-end investment company. However, to the extent current shareholders make additional purchases of Class A shares after the conversion, such purchases will be subject to a maximum sales load of 5.75%. The maximum sales load is reduced for purchases of $50,000 and over. If the conversion is approved, the Fund also intends to offer Class B shares, which will be described in the Fund's prospectus.

     Annual Fund Operating Expenses (as a percentage of average net assets)

                                        Closed-End     Open-End(1)
                                        ----------     -----------

Management Fees .....................     0.76%(2)        0.76%(2)
12b-1 Fees   ........................     None            0.25%(3)
Other Expenses  .....................     0.25%           0.42%
                                        ----------     -----------
Total Fund Operating Expenses  ......     1.01%          1.43%
                                        ==========     ===========

------------
(1) Estimated based on expenses expected to have been incurred if the Fund operated as an open-end fund during the entire fiscal year ended December 31, 1996.
(2) As a closed-end fund, the Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average weekly net assets of the Fund for the first $30 million of net assets, 0.75% of the average weekly net assets of the Fund of the next $95 million of net assets, and 0.70% of the average weekly net assets of the Fund in excess of $125 million. If Proposal 3 is approved, the management fee will be calculated on the basis of the Fund's average daily net assets instead of weekly net assets.
(3) This assumes shareholder approval of Proposal No. 4. Although the Rule 12b-1 Plan described in Proposal No. 4 provides that the Fund may pay up to an annual rate of 0.35% of the average daily net assets of Class A shares of the Fund, currently the Board of Directors has approved a limit to the fee of 0.25%.

     Set forth below are examples which show the expenses that an investor in the Fund would pay on a $1,000 investment if the Fund remained closed-end compared to those expenses which an investor would incur if the Fund were converted to an open-end format, based upon the expense ratios set forth above but without regard to any applicable sales charges or redemption fees.

                                                     1 year     3 years     5 years     10 years
Examples                                             ------     -------     -------     --------
You would pay the following expenses on a $1,000
 investment, assuming 5% annual return:
   Closed-End ....................................    $10         $32         $56         $124
   Open-End   ....................................    $15         $45         $78         $171

     The examples are not an illustration of past or future investment results and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Conversion to an Open-End Investment Company

     The conversion of the Fund to an open-end investment company will be accomplished, subject to shareholder approval, by: (i) filing Amended and Restated Articles of Incorporation for the Fund with the Maryland State Department of Assessments and Taxation and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, the Fund will enter into a Underwriting Agreement with Pilgrim America Securities, Inc. ("PASI" or the "Distributor") in a form approved by the Board, including a majority of the Independent Directors. The Fund will also enter into a Shareholder Servicing Agreement with Pilgrim America Group, Inc. ("PAGI") under which PAGI will be responsible for responding to written and telephone inquiries from shareholders. A registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Fund has been filed and appropriate state securities law qualifications and notices will be filed.

     Certain costs, many of which will be nonrecurring, will be incurred in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, blue sky notification fees, the preparation of a registration statement and prospectus as required by federal securities laws (including printing and mailing costs), the costs of preparing this Proxy Statement, transfer agent fees relating to the conversion, and legal fees and accounting fees related to the foregoing. The Fund estimates that these additional costs, which will be paid by the Fund, will be approximately $400,000. Management anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

     The Fund believes that neither the Fund nor its shareholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. However, shareholders will recognize a gain or loss if they later redeem their shares to the extent that redemption proceeds are greater or less than the respective adjusted tax bases of their shares. Payment for any such redemption (less any applicable redemption fee, such as the temporary 2.0% redemption fee described above) normally will be made within three days after receipt of a proper request for redemption, in accordance with redemption procedures that will be specified in the Prospectus. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission (the "SEC"). The Board of Directors also reserves the right to redeem Fund shares in kind. If redemptions are made in kind, a shareholder would incur transaction costs in disposing of any securities received. The Fund has no current intention to redeem Fund shares in kind.

Amendment of the Fund's Articles of Incorporation

     If the proposed conversion to an open-end investment company is approved, the Fund will file Amended and Restated Articles of Incorporation, in the form approved by the Board of Directors at their meeting on August 4, 1997. A copy of the Amended and Restated Articles of Incorporation, which reflect the amendments contemplated by Proposal No. 2, is attached hereto as Appendix A. The Amended and Restated Articles of Incorporation reflect the designation of the Fund as an open-end investment company, increase the authorized capital stock to 100 million shares, authorize the issuance of multiple classes of redeemable securities at net asset value, designate 60 million shares as Class A shares and 40 million shares as Class B shares, authorize the Board to increase the number of authorized shares of any class and to reclassify unissued shares without shareholder approval, provide that the Fund's outstanding common stock will be redeemable at the option of the shareholders, and give the Fund the ability to redeem the shares of a shareholder if the net asset value of the shares held by the shareholder is less than a minimum amount. The Board of Directors has adopted amended By-Laws, which will go into effect upon conversion to an open-end company, reflecting the necessary conforming changes.

     The proposed Amended and Restated Articles of Incorporation are expected to be filed with the State of Maryland to become effective simultaneously with the conversion. The filing will not be made, however, until shortly before a registration statement under the Securities Act of 1933 covering the offering of the shares of the Fund is anticipated to become effective.

Implementation Of A Multiple Class Plan

     In connection with the conversion of the Fund to an open-end investment company, the Fund proposes the implementation of a Multiple Class Plan to permit the Fund to provide investors with two different purchase alternatives. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's investment, the length of time the investor expects to hold Fund shares, and other relevant circumstances.

     On August 4, 1997, the Board of Directors of the Fund, including all of the Independent Directors, considered and approved the Multiple Class Plan and amendments to the Articles of Incorporation to implement the Multiple Class Plan. In so doing, the Board of Directors considered several factors, including that the Multiple Class Plan would (i) allow investors to choose the purchasing option which best suits their individual situation, thereby attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (ii) facilitate distribution of the Fund's shares, and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented similar distribution arrangements.

     In connection with the Multiple Class Plan, the Fund intends to create Class A and Class B shares. The two classes would be subject to differing sales loads or contingent deferred sales charges ("CDSCs"), which will be described in the Fund's Prospectus and Statement of Additional Information. The sales loads and CDSCs will not apply to shares outstanding at the time of conversion. The implementation of the Multiple Class Plan will not affect the net asset value of a current shareholder's investment in the Fund.

     Upon conversion, the currently issued and outstanding shares of common stock will be reclassified as Class A shares. The front-end sales charge for Class A shares purchased after conversion will be as follows:

                                                  As a % of Offering
          Amount of Transaction                   Price Per Share
          ---------------------                   ------------------

          Less than $50,000 .....................       5.75%
          $50,000 but less than $100,000   ......       4.50
          $100,000 but less than $250,000  ......       3.50
          $250,000 but less than $500,000  ......       2.50
          $500,000 but less than $1,000,000   .         2.00

     There is no initial sales charge on purchases of $1,000,000 or more. However, a CDSC will apply to purchases of Class A shares of $1,000,000 or more (on which no initial sales charge was paid) made after conversion and redeemed within 2 years of purchase according to the following declining scale:




                                                         CDSC
                                                       as a % of          Period During
On Purchases of:                                     Offering Price     Which CDSC Applies
----------------                                     --------------     ------------------
         $1,000,000 but less than $2,500,000  ......     1.00%              2 Years
         $2,500,000 but less than $5,000,000  ......     0.50                1 Year
         $5,000,000 and over   .....................     0.25                1 Year

     The CDSC on Class B shares will apply to shares redeemed within six years of purchase according to the following declining scale:

                        Year of Redemption
                          After Purchase            CDSC
                          --------------            ----

                    First   .....................    5%
                    Second  .....................    4
                    Third   .....................    3
                    Fourth  .....................    3
                    Fifth   .....................    2
                    Sixth   .....................    1
                    Seventh and following  ......    0

     Each Class A and Class B share will represent an identical interest in the investment portfolio of the Fund and have the same rights except that each class will bear certain expenses specifically related to the distribution of its shares. Although the legal rights of Class A and Class B shares will be the same, it is likely that the different expenses borne by each class will result in slightly different net asset values per share and distributions. Class B shares will have higher expense ratios and pay lower dividends than Class A shares. Each class will have exclusive voting rights with respect to its plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The two classes will have exchange privileges to permit the exchange into the same class of other open-end Pilgrim America Funds pursuant to terms to be described in the Fund's Prospectus and Statement of Additional Information.

     The Fund will also be subject to requirements that an initial investment in Fund shares and any subsequent investment be in a specified minimum amount. The minimum initial investment requirement will be $1,000 ($250 for IRAs) for all shares, and the minimum for additional investments will be $100. The Fund reserves the right to redeem all of the shares of any shareholder whose account has a net asset value of less than $1,000 ($250 for IRAs). The Fund will give such shareholders 30 days' prior written notice. The Fund may reserve the right to waive the minimum. Any such minimum investment requirement will not apply to existing shareholders at the time of conversion, except with respect to minimums for subsequent investments.

     The Fund currently has a policy to make semi-annual distributions equal to 3.5% of its net asset value (7% on an annualized basis). If the Fund converts to open-end form, this policy will be discontinued and dividends and distributions from net investment income and realized capital gains, if any, will be determined on a class basis and paid at least annually.

     Under Maryland law and the Articles of Incorporation, as amended, the Board of Directors will have the authority to increase the number of shares of any class the Fund is authorized to issue and may reclassify unissued shares into additional classes of stock.

Vote Required

     Under the Fund's Articles of Incorporation, amendments to the Articles of Incorporation must be approved by an affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon.
Accordingly, the proposal regarding a change in the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company, which includes amending the Fund's Articles of Incorporation, requires the affirmative vote of the holders of a majority of the outstanding shares of stock of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
              If Proposal No. 2 Is Approved, To Approve An Amended
                         Investment Management Agreement

     Shareholders are being requested to approve amending the current Investment Management Agreement to reflect the Fund's status as an open-end company. If shareholders approve the Fund's conversion to an open-end investment company, the current Investment Management Agreement will be amended as proposed (as so amended, the "Amended Investment Management Agreement"). The form of Amended Investment Management Agreement appears as Appendix B to this Proxy Statement. If the Fund does not convert to an open-end investment company, the current Investment Management Agreement will continue in effect.

     The terms of the Amended Investment Management Agreement are substantially the same as the current Investment Management Agreement, except that the management fee will be determined based upon average daily net assets rather than average weekly net assets. The fee rates and breakpoints (the asset levels at which fees decrease) will otherwise remain the same. The Amended Investment Management Agreement will also have a technical amendment to identify the Fund as an open-end fund rather than a closed-end fund.

The Current Investment Management Agreement

     After receiving shareholder approval, on April 7, 1995, the Fund entered into an investment management agreement (the "current Investment Management Agreement"), pursuant to which PAII serves as the investment manager to the Fund. On February 3, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the continuation of the current Investment Management Agreement for a period of one year through April 7, 1998. In their consideration of this matter, the Board received information relating to, among other things, the nature, quality and extent of the advisory and other services provided to the Fund by PAII. The Board also received information relating to certain benefits, such as brokerage and research services, that the Fund and the Investment Manager receive from brokers executing portfolio transactions for the Fund.

     The current Investment Management Agreement provides that, subject to the direction of the Board of Directors of the Fund, PAII is required to provide all investment advisory and portfolio management services for the Fund. It also requires PAII to assist in managing and supervising all aspects of the operations of the Fund. PAII provides the Fund with office space, equipment and personnel necessary to administer the Fund.

     Investment Management Fee. The current Investment Management Agreement provides that as compensation for its services to the Fund, PAII is paid a monthly fee at an annual rate of 1% on the first $30 million of average weekly net assets for the Fund, 0.75% of the next $95 million of average weekly net assets and 0.70% on average weekly net assets in excess of $125 million. For the fiscal year ended December 31, 1996, the investment management fee paid by the Fund to PAII aggregated $1,746,917. For the twelve months ended June 30, 1997, the Fund paid $1,954,571 in investment management fees.

     Liability of the Investment Manager. The current Investment Management Agreement provides that the Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, any services rendered under the current Investment Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the current Investment Management Agreement.

     Duration and Termination. The current Investment Management Agreement continues in effect from year to year if approved annually (a) by the Board of Directors of the Fund, or by a majority of the outstanding voting securities of the Fund, and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party by a vote cast in person at a meeting called for the purpose of voting on such approval. The current Investment Management Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the majority of the outstanding voting securities of the Fund.

The Amended Investment Management Agreement

     On August 4, 1997, a majority of the Board of Directors, including all of the Independent Directors, approved the Amended Investment Management Agreement between the Fund and PAII subject to the approval by the shareholders of the conversion of the Fund to an open-end investment company. Upon effectiveness of the conversion of the Fund to an open-end investment company, the current Investment Management Agreement will be terminated and the Amended Investment Management Agreement will become effective.

     The terms of the Amended Investment Management Agreement are essentially the same as the terms of the current Investment Management Agreement, except that under the Amended Investment Management Agreement, the management fee will be determined based upon average daily net assets rather than average weekly net assets. The fee rate and breakpoints will otherwise remain the same. As a result, the fee payable to PAII by the Fund will be accrued daily and paid monthly at an annual rate of 1% on the first $30 million of average daily net assets for the Fund, 0.75% of the next $95 million of average daily net assets and 0.70% on average daily net assets in excess of $125 million.

     For the twelve months ended June 30, 1997, the Fund paid $1,954,571 in investment management fees to the Investment Manager based on average weekly net assets. If the fee had been calculated on average daily net assets, the fee would have been $1,970,570 for the same period. This results in an immaterial difference of $15,999 or a 0.82% increase in fees paid. This equates to only $0.001 per share.

Information Concerning PAII

     PAII, which was organized in December 1994, is registered as an investment adviser with the SEC. PAII serves as investment adviser to seven other registered investment companies (or series thereof) as well as to privately managed accounts. As of July 15, 1997, PAII had total assets under management of approximately $2.3 billion.

     PAII is a wholly-owned subsidiary of Pilgrim America Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim America Capital Corporation ("PACC") (NASDAQ trading symbol: PACC) (formerly, Express America Holdings Corporation). PACC is a holding company that through its subsidiaries engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies, and investment advisory services to private accounts.

     PAII does not act as investment adviser to any other registered investment companies with investment objectives and policies similar to those of the Fund. See Appendix C to this proxy statement for a list of the directors and principal executive officers of PAII.

Vote Required

     The proposal to approve the Amended Investment Management Agreement requires approval by a Majority Vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
           If Proposal No. 2 Is Approved, To Approve The Adoption Of A
         Plan Of Distribution Pursuant To Rule 12b-1 Under The 1940 Act

     At the August 4, 1997 meeting, the Board of Directors of the Fund, including all of the Independent Directors, approved the adoption of plans of distribution for Class A shares and for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Because the shareholders of the Fund at the time of conversion will become holders of Class A shares, the shareholders must approve the Rule 12b-1 plan for Class A shares (the "Plan"). The Board of Directors recommends the Plan to the shareholders of the Fund for approval at the Meeting. A form of the proposed Plan is attached as Appendix D.

     In considering whether or not to approve the Plan, the Directors reviewed, among other things, the nature and scope of the services to be provided by the Distributor, the purchase options that may be available to shareholders under the Multiple Class Plan described under Proposal No. 2, and the fees payable to the Distributor if the Plan is adopted. The Board also considered the potential benefits of the Plan to shareholders. The Directors took into account the competitive market environment in which the Fund will operate as an open-end investment company. The Board concluded that such services would help the Fund maintain or increase its assets.

     Based upon their review, the Directors, including all of the Independent Directors, determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     Under the Rule 12b-1 Plans, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A and Class B shares at an annual rate of up to 0.35% and 1.00%, respectively, of the average daily net assets of the Fund. Management has proposed and the Board of Directors has approved for an indefinite period of time a limit on annual fees in connection with Class A shares at an annual rate of 0.25% of the average daily net assets of Class A shares of the Fund. Fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing. Fees paid under the Rule 12b-1 Plans may be used to cover the expenses of the Distributor from the sale of Class A or Class B shares of the Fund, including payments to authorized dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to authorized dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to authorized dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the 12b-1 Plans. No more than 0.75% per annum of the Fund's average daily net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no authorized dealer may receive shareholder servicing payments in excess of 0.25% per annum of the Fund's average daily net assets held by the authorized dealer's clients or customers. The Distributor will receive payment under the Rule 12b-1 Plans without regard to actual distribution expenses that it incurs.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to authorized dealers for both distribution and shareholder servicing at the annual rate of 0.25% of the Fund's average daily net assets of Class A and Class B shares that are registered in the name of that authorized dealer as nominee or held in a shareholder account that designates that authorized dealer as the dealer of record, and that are subject to an agreement with the authorized dealer. Rights to these ongoing payments begin to accrue on the anniversary date in the 13th month following a purchase of shares, and they cease upon exchange (or purchase) into Pilgrim America General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc. However, the distribution fees relating to pre-conversion shares will be paid to the Distributor.

     Pursuant to the terms of the Rule 12b-1 Plans, the Distributor will provide to the Directors on a quarterly basis a written report on the amounts expended under the Plan and the purposes for which such expenditures were made.


     As required by Rule 12b-1 under the 1940 Act, if approved by the shareholders, the Plan will continue in effect from year to year, provided such continuance is approved at least annually by a majority of the Board of Directors and a majority of the Independent Directors by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the outstanding voting securities of the Fund affected by the Plan. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to such Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). So long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of the Independent Directors.

Vote Required

     The proposed Plan requires approval by a Majority Vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Executive Officers of the Fund

     The following  persons  currently are principal  executive  officers of the
Fund:




        Name               Position with the Fund           Principal Occupation for the Last Five Years
        ----               ----------------------           --------------------------------------------
Robert W. Stallings   Chairman of the Board, Chief          Chairman, Chief Executive Officer and
(Age 48)              Executive Officer and President       President of PAGI, (since December
                      (since April 1995)                    1994); Chairman, PAII (since December
                                                            1994); Director, PASI (since
                                                            December 1994); Chairman, Chief
                                                            Executive Officer and President of
                                                            Pilgrim Government Securities Income
                                                            Fund, Inc., Pilgrim America Investment
                                                            Funds, Inc. and Pilgrim America
                                                            Masters Series, Inc. (since April 1995).
                                                            Chairman and Chief Executive Officer
                                                            of Pilgrim America Prime Rate Trust
                                                            (since April 1995). Chairman and Chief
                                                            Executive Officer of Pilgrim America
                                                            Capital Corporation (formerly, Express
                                                            America Holdings Corporation)
                                                            ("Pilgrim America") (since August
                                                            1990).
James R. Reis         Executive Vice President (since       Director, Vice Chairman (since
(Age 39)              April 1995), Treasurer, Assistant     December 1994), Executive Vice
                      Secretary, and Principal              President (since April 1995), and
                      Accounting Officer (since             Treasurer (since September 1996),
                      May 1997)                             PAGI and PAII; Director (since
                                                            December 1994), Vice Chairman (since
                                                            November 1995) and Assistant
                                                            Secretary (since January 1995) of PASI;
                                                            Executive Vice President, Treasurer,
                                                            Assistant Secretary and Principal
                                                            Accounting Officer of most of the other
                                                            funds in the Pilgrim America Group of
                                                            Funds; Chief Financial Officer (since
                                                            December 1993), Vice Chairman and
                                                            Assistant Secretary (since April 1993)
                                                            and former President (May 1991-
                                                            December 1993), Pilgrim America; Vice
                                                            Chairman (since April 1993) and former
                                                            President (May 1991-December 1993),
                                                            Express America Mortgage Corporation.

       Name             Position with the Fund          Principal Occupation for the Last Five Years
       ----             ----------------------          --------------------------------------------
Stanley D. Vyner    Executive Vice President            Executive Vice President (since August
(Age 46)            (since July 1996)                   1996), PAGI; President and Chief Ex-
                                                        ecutive Officer (since August 1996),
                                                        PAII; Executive Vice President (since
                                                        July 1996) of most of the funds in the
                                                        Pilgrim America Group of Funds.
                                                        Formerly Chief Executive Officer
                                                        (November 1993-December 1995),
                                                        HSBC Asset Management Americas,
                                                        Inc., and Chief Executive Officer and
                                                        Actuary (May 1986-October 1993),
                                                        HSBC Life.

James M. Hennessy   Senior Vice President and           Senior Vice President and Secretary
(Age 48)            Secretary (since April 1995)        (since April 1995), Pilgrim America,
                                                        PAGI, PASI and PAII. Senior Vice
                                                        President and Secretary of each of the
                                                        funds in the Pilgrim America Group of
                                                        Funds. Formerly Senior Vice President,
                                                        Express America Mortgage Corporation
                                                        (June 1992-August 1994) and President,
                                                        Beverly Hills Securities Corp. (January
                                                        1990-June 1992).

Carl Dorf           Senior Vice President (since        Senior Vice President (since February
(Age 56)            May 1997) and Senior Portfolio      1997), PAII. Co-Portfolio Manager of
                    Manager (since January 1991)        Pilgrim America MagnaCap Fund (since
                                                        May 1997). Formerly Vice President,
                                                        Pilgrim America Bank & Thrift Fund,
                                                        Inc. (January 1996-May 1997).
                                                        Formerly Vice President, Pilgrim
                                                        Management Corporation (January
                                                        1991-April 1995).

Robert S. Naka      Vice President (since May 1997)     Vice President, PAII (since April 1997)
(Age 34)            and Asst. Secretary (since July     and PAGI (since February 1997). Vice
                    1996)                               President and Assistant Secretary of
                                                        each of the funds in the Pilgrim
                                                        America Group of Funds. Formerly
                                                        Assistant Vice President,
                                                        Pilgrim America Group, Inc. (August
                                                        1995-February 1997). Formerly
                                                        Operations Manager, Pilgrim Group,
                                                        Inc. (April 1992-April 1995).

Shareholder Proposals

     If Proposal Nos. 2, 3 and 4 are not approved, then proposals of shareholders intended to be presented at the Fund's next annual meeting must be received at the Fund's principal executive offices by November 11, 1997 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. If Proposal Nos. 2, 3 and 4 are approved then the Fund will convert to open-end form and will not hold annual or other regular meetings of shareholders, in which case proposals of shareholders must be received by the Fund a reasonable time prior to the mailing of the proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Reports to Shareholders

     The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to Pilgrim America at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Fund at (800) 331-1080.

Section 16(a) Beneficial Ownership Reporting Compliance

     U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors, and officers, as well as affiliated persons of the Fund's Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended December 31, 1996, the filing dates for these reports were met. In making this disclosure, the Fund has relied on the written representations of the persons affected and copies of their relevant findings.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ James Hennessy


                                        JAMES M. HENNESSY, Secretary

August 28, 1997

40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                                                                     APPENDIX A

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                   PILGRIM AMERICA BANK AND THRIFT FUND, INC.

     PILGRIM AMERICA BANK AND THRIFT FUND, INC., a Maryland corporation (hereinafter called "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The text of the Charter of the Corporation is hereby restated to read in its entirety as follows:

     FIRST: The name of the corporation (which is hereinafter called the "Corporation") is: Pilgrim America Bank and Thrift Fund, Inc.

     SECOND: The purposes for which the Corporation is formed are as follows:

          (a) To act as a diversified open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, and

          (b) To carry on any and all business, transactions and activities permitted by the Maryland General Corporation Law which may be deemed desirable by the Board of Directors of the Corporation, whether or not identical with or related to the business described in the foregoing paragraph of this Article, as well as all activities and things necessary and incidental thereto, to the full extent empowered by such laws.

     THIRD: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21201. The resident agent of the Corporation in this State is The Corporation Trust Incorporated, whose post office address is 32 South Street, Baltimore, Maryland 21201.

     FOURTH: The total number of shares of stock of all classes which the Corporation has authority to issue is one hundred million (100,000,000) shares of the par value of One Tenth of One Cent ($.001) and of the aggregate par value of one hundred thousand ($100,000). Until such time as the Board determines otherwise in accordance with these Articles, the Common Stock shall be divided into two classes consisting of sixty million (60,000,000) shares of Class A Common Stock and forty million (40,000,000) shares of Class B Common Stock.

          (a) Except as otherwise provided in the Charter, each share of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights, except that (i) expenses related to the distribution of a class of shares shall be borne solely by such class; (ii) the bearing of any such expenses solely by shares of a class shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class; and (iii) each class may be subject to a front-end sales load, a contingent deferred sales charge and/or a Rule 12b-1 distribution fee as determined by the Board of Directors from time to time. All shares of a particular class shall represent an equal proportionate interest in that class, and each share of any particular class shall be equal to each other share of that class.

          (b) Each share of the Class B Common Stock of the Corporation shall be converted automatically into shares (including fractions thereof) of the Class A Common Stock of the Corporation at such times as may be determined by the Board of Directors in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and of the applicable rules and regulations of the National Association of Securities Dealers, Inc. and pursuant to such procedures as may be established from time to time by the Board of Directors and disclosed in the Corporation's then current prospectus for such Class A and Class B Common Stock. The conversion will be effected at the relative net asset values per share of the two Classes. On the Conversion Date, the shares of the Class B Common Stock of the Corporation converted into shares of the Class A Common Stock will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease (except the right to receive declared but unpaid dividends to the Conversion Date).

          (c) The Board of Directors shall have full power and authority to adopt such other terms and conditions concerning the conversion of shares as they deem appropriate; provided such terms and conditions are not inconsistent with the terms contained in this Section Fourth and subject to any restrictions or requirements under the Investment Company Act of 1940 and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission, and conditions or limitations contained in any order issued by the Securities and Exchange Commission applicable to the Corporation, or any restrictions or requirements under the Internal Revenue Code of 1986, as amended, and the rules, regulations and interpretations promulgated or issued thereunder.

     FIFTH: The number of directors of the Corporation shall be six and the names of those who are currently in office and who will serve as such directors until the election of directors next succeeding their election and until their successors are duly chosen and qualified are as follows:

Mary A. Baldwin              Al Burton                    Jock Patton
John P. Burke                Bruce S. Foerster            Robert W. Stallings

     The By-Laws of the Corporation may fix the number of directors at a number greater or less than that named in these Articles of Incorporation and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of directors fixed by these Articles of Incorporation or by the By-Laws within the limits specified from time to time in the By-Laws, provided that in no case shall the number of directors by less than three or the number of stockholders, whichever is less, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders therein.

     SIXTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

          (a) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock, of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

          (b) The Board of Directors of the Corporation shall be authorized, from time to time, to classify or to reclassify any unissued shares of stock of the Corporation into one or more additional or other classes by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any class. Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the stock of the Corporation and with respect to each class that may hereafter be created shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from class to class to such extent and for such purposes as the Board of Directors may deem appropriate, including but not limited to, the purpose of complying with the requirements of regulatory or legislative authorities. The stock of the Corporation may be issued in one or more series as the Directors may, without stockholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The shares of stock in each series shall at all times be divided into shares having a par value of $.001, each of which shall represent an equal proportionate interest in the series with each other share of the same series, none having priority on preference over another.

          (c) The Board of Directors of this Corporation is hereby empowered to authorize the issuance from time to time of fractional shares of stock of this Corporation, whether now or hereafter authorized, and any fractional shares so issued shall entitle the holders thereof to exercise voting rights, receive dividends and participate in the distribution of assets of the Corporation in the event of liquidation or dissolution to the extent of their proportionate interest represented by such fractional shares.

          (d) Except to the extent otherwise prohibited by applicable law, the Corporation may enter into any management or investment advisory contract or underwriting contract or any other type of contract with, and may otherwise engage in any transaction or do business with, any person, firm or corporation or any subsidiary or other affiliate of any such person, firm or corporation and may authorize such person, firm or corporation or such subsidiary or other affiliate to enter into any other contracts or arrangements with any other person, firm or corporation which relate to the Corporation or the conduct of its business, notwithstanding that any directors or officers of the Corporation are or may subsequently become partners, directors, officers, stockholders or employees of such person, firm or corporation or of such subsidiary or other affiliate or may have a material financial interest in any such contract, transaction or business; and except to the extent otherwise provided by applicable law, no such contract or transaction or business shall be invalidated or voidable or in any way affected thereby nor shall any such directors or officers of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred solely because of the entering into and performance of such contract or the engaging in such transaction or business or the existence of such material financial interest therein, provided that such relationship to such person, firm or corporation or said subsidiary or affiliate or such material financial interest was disclosed or otherwise known to the Board of Directors prior to the Corporation's entering into such contract or engaging in such transaction or business and in the case of directors of the Corporation that any requirements of the Maryland General Corporation Law have been satisfied; and provided further that nothing herein shall protect any director or officer of the Corporation from liability to the Corporation or its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (e) The method of computing the "net asset value" of each share of stock of the Corporation shall be determined by or pursuant to the direction of the Board of Directors of the Corporation; and subject to the authority of the Board of Directors to change the method of such computation, such net asset value shall be computed as follows:

               The net asset value per share is determined on a daily basis, by dividing the value of the Corporation's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. The net asset value per share will be made available for publication.

               Each security will be valued on the basis of the last sales price on the valuation date on the principal exchange on which it is traded or the NASDAQ system. Securities in which there were no transactions on the valuation date will be valued by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, Short Term Debt Securities with maturities of 60 days or less are valued at amortized cost.

               The Board of Directors is empowered in its absolute discretion to establish other methods of determining the net asset value of the shares of stock whenever such methods are deemed by it to be necessary or desirable in order (i) to enable the Corporation to comply with any provision of the Investment Company Act of 1940, or any rule or regulation thereunder, or (ii) to more fairly and accurately reflect the net asset value for such shares of stock.

          (f) Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any investment owned or held by the Corporation, as to the market value of any investment or fair value of any other asset of the Corporation, as to the number of shares of the Corporation outstanding, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

          (g) Unless otherwise expressly provided in the Charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate vote shall vote together as a single class; and (c) as to any matter which in the judgment of the Board of Directors (which shall be conclusive) does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote.

          (h) The stockholders of the Corporation may remove any director of the Corporation prior to the expiration of his term of office for cause, and not otherwise, by the affirmative vote of a majority to all votes entitled to be cast for the election of directors.

          (i) The Corporation reserves the right to make, from time to time, any amendments of its Articles of Incorporation which may now or hereafter be authorized by law, including any amendments which alter the contract rights of any class of outstanding stock as expressly set forth in the Articles of Incorporation.

          (j) Except to the extent otherwise specifically provided in the Articles of Incorporation or By-Laws of the Corporation, the Corporation may authorize or take any corporate action (including, but without limitation, any amendment to its Articles of Incorporation) upon the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon, notwithstanding any provision of the Maryland General Corporation Law which would otherwise require more than a majority vote of the outstanding shares of stock to authorize or take such action.

          (k) (1) All shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder pursuant to the applicable provisions of the Investment Company Act of 1940, as amended, and laws of the State of Maryland, including any applicable rules and regulations thereunder. Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less the amount of any applicable redemption charge or deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the Charter of the Corporation. The Board of Directors may establish procedures for redemption of stock.

          (2) A redemption fee of two percent (2%) of the then net asset value of Class A Common Stock shares hall be imposed with respect to Class A Common Stock shares into which shares of the Common Stock of the Corporation have been reclassified pursuant to Article SECOND of these Articles of Amendment and Restatement and that are outstanding on the date that the Corporation converts to an open-end investment company. The redemption fee will apply to such shares that are redeemed or that are exchanged for shares of another open-end Pilgrim America Fund including Pilgrim America General Money Market Shares on or before the one year anniversary date of the date on which the Corporation converts to an open-end investment company. The proceeds of the aforesaid redemption fee shall be retained by the Corporation. With the approval of the Board of Directors, the aforesaid redemption fee may be reduced or waived, in whole or in part, and any reductions or waivers may vary among the stockholders.

               (3)(i) The term "Minimum Amount" when used herein shall mean one thousand dollars ($1,000) unless otherwise fixed by the Board of Directors from time to time. The Board of Directors may establish differing Minimum Amounts for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate.

                    (ii) If the net  asset  value  of the  shares  of a class of stock held by a stockholder shall be less than the Minimum Amount then in effect with respect to the category of holders in which the stockholder is included, the Corporation may redeem all of those shares, upon notice given to the holder in accordance with paragraph (iii) of this subsection (d), to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland.

                    (iii)  The  notice  referred  to in  paragraph  (ii) of this subsection (3) shall be in writing personally delivered or deposited in the mail at least thirty days (or such other time as the Board of Directors may specify from time to time) prior to such redemption. If mailed, notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by first class mail, postage prepaid. The price for shares acquired by the Corporation pursuant to this subsection (3) shall be an amount equal to the net asset value of such shares, less the amount of any applicable redemption charge or deferred sales charge or other amount payable on such redemptions pursuant to the terms of issuance of such shares or imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the Charter of the Corporation.

               (4) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

          (l) Unless otherwise provided by the Board of Directors, no holder of stock of any class shall be entitled to preemptive rights to subscribe for or purchase or receive any part of any new or additional issue of stock of any class of the Corporation or securities convertible into stock of any class of the Corporation.

     SEVENTH: The following provision is hereby adopted for the purpose of indemnifying the directors of the Corporation: To the maximum extent permitted by the Maryland General Corporation Law as from time to time amended, but subject to any limitations which may be imposed pursuant to the Investment Company Act of 1940 or any rule or regulation thereunder, the Corporation shall indemnify its currently acting and its former directors, officers and agents and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

     EIGHTH: The duration of the Corporation shall be perpetual.

     SECOND: Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class A Common Stock. Shares of Class A Common Stock resulting from the aforesaid reclassification and that are outstanding on the date that the Corporation converts to an open-end investment company shall be subject, without limitation, to the redemption fee provided for in Article SIXTH, paragraph (k) (2) of the Charter of the Corporation as set forth in Article FIRST of these Articles of Amendment and Restatement, subject to the reduction and waiver provisions contained therein. Outstanding certificates representing issued and outstanding shares of Common Stock immediately prior to these Articles of Amendment and Restatement becoming effective, shall upon these Articles of Amendment and Restatement becoming effective be deemed to represent the same number of shares of Class A Common Stock. Certificates representing shares of the Class A Common Stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of Common Stock so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer with the request that a new certificate be provided. The Class A Common Stock and Class B Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Charter of the Corporation as herein amended and restated.

     THIRD: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, the name and address of the Corporation's current resident agent, the current number of directors of the Corporation and their names are as set forth herein.

     FOURTH: The foregoing amendment and restatement of the Articles of Incorporation of the Corporation was duly and unanimously approved and advised by unanimous consent of the Board of Directors and approved by a majority of the shareholders of the Corporation.

     FIFTH: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to these Articles of Amendment and Restatement becoming effective was fifty million (50,000,000) shares of the par value of One Tenth of One Cent ($.001) per share and of the aggregate par value of fifty thousand dollars ($50,000) all of which shares were designated Common Stock. The total number of shares of capital stock that the Corporation has authority to issue upon these Articles of Amendment and Restatement becoming effective is one hundred million (100,000,000) shares, all of the par value of One Tenth of One Cent ($.001) per share, and of the aggregate par value of one hundred thousand dollars ($100,000). Sixty million (60,000,000) of the authorized shares of Common Stock of the Corporation are classified as Class A Common Stock, and forty million (40,000,000) of such shares are classified as Class B Common Stock.

     SIXTH: These Articles of Amendment and Restatement shall become effective on __________, 1997 at _____ p.m. Eastern Time.

     IN WITNESS WHEREOF, PILGRIM AMERICA BANK AND THRIFT FUND, INC. has caused these articles to be signed in its name and on its behalf by its President and witnessed by its Secretary on ___________, 1997.


                                     PILGRIM AMERICA BANK AND THRIFT FUND, INC.



                                     By: --------------------------------------
                                             Robert W. Stallings, President


Witnessed By:


-----------------------------------
   James M. Hennessy, Secretary

     THE UNDERSIGNED, President of PILGRIM AMERICA BANK AND THRIFT FUND, INC., who executed on behalf of said corporation the foregoing Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                        ----------------------------------------
                                             Robert W. Stallings, President

                                                                      APPENDIX B

                        INVESTMENT MANAGEMENT AGREEMENT

     THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the _____ day of ________, 1997, by and between PILGRIM AMERICA BANK AND THRIFT FUND, INC.
(formerly Pilgrim Regional BankShares, Inc.), a Maryland corporation (the "Company"), and PILGRIM AMERICA INVESTMENTS, INC., a Delaware corporation (the "Manager"), with respect to the following recital of fact.


                              W I T N E S S E T H:

     WHEREAS, the Company is registered as an open-end, diversified, management investment company, under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Company desires to retain the Manager to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

          1. Investment Management. The Manager shall manage the Company's affairs and shall supervise all aspects of the Company's operations, including the investment and reinvestment of the cash, securities or other properties comprising the Company's assets, subject at all times to the policies and control of the Company's Board of Directors. The Manager shall give the Company the benefit of its best judgment, efforts and facilities in rendering its services as Manager.


          2. Duties of the Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Manager shall:

               (a) supervise and manage all aspects of the Company's operations;

               (b) provide the Company with such executive, administrative and clerical services as are deemed advisable by the Company's Board of Directors;

               (c) arrange, but not pay for, the periodic updating and filing of prospectuses and supplements thereto, proxy material, tax returns, reports to the Company's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;

               (d) provide the Company with, or obtain for it, adequate office space and all necessary office equipment and service, including telephone service, heat, utilities, stationery supplies and similar items for the Company's principal office;

               (e) provide the Board of Directors of the Company on a regular basis with financial reports and analyses on the Company's operations and the operations of comparable investment companies;

               (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the portfolio of the Company, and whether concerning the individual issuers whose securities are included in the Company's portfolio or the activities in which they engage, or with respect to securities which the Manager considers desirable for inclusion in the Company's portfolio;

               (g) determine what issuers and securities shall be represented in the Company's portfolio and regularly report them to the Company's Board of Directors;

               (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Directors; and

               (i) take, on behalf of the Company, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities, it being understood that the Company shall reimburse the Manager for the costs of such actions upon proper accounting.

     3. Broker-Dealer Relationships. The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of its brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be execution at the most favorable price.

     In selecting a broker-dealer to execute each particular transaction, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis; and other factors such as the broker-dealer's ability to engage in transactions in shares of issuers which are typically not listed on an organized stock exchange. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Company.

     The Manager is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material, or other services to the Company or the Manager. Such allocations shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board of Directors of the Company indicating the brokers to whom such allocations have been made and the basis therefor.

    4. Control by Board of Directors. Any management or supervisory activities undertaken by the Manager pursuant to this Agreement, as well as other activities undertaken by the Manager on behalf of the Company pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Company.

     5. Compliance with Applicable Requirements. In carrying out his obligations under this Agreement, the Manager shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act of 1940 and any rules and regulations adopted thereunder, as amended; and

          (b) the provisions of the Registration Statement of the Company under the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

          (c) the provisions of the Articles of Incorporation of the Company, as amended; and

          (d) the provisions of the By-laws of the Company, as amended; and

          (d) any other applicable provisions of state and Federal law.


     6. Expenses. The expenses connected with the Company shall be allocable between the Company and the Manager as follows:

          (a) The Manager shall furnish at its expense and without cost to the Company, the services of a President, Secretary and one or more Vice Presidents of the Company, to the extent that such additional officers may be required by the Company for the proper conduct of its affairs;

          (b) Nothing in Subparagraph (a) hereof shall be construed to require the Manager to bear the portion allocable to the Company of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation does not exceed $15,000 per annum. Notwithstanding the obligation of the Company to bear the expense of the items referred to above, the

     Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the personnel carrying out such functions and the Company shall reimburse the Manager therefor upon proper accounting;

          (c) The Manager shall bear the cost of the portion allocable to the Company of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation exceeds $15,000 per annum;

          (d) The Company shall pay or cause to be paid all expenses of the stock transfer or dividend agent or agents appointed by the Company;

          (e) The Company assumes and shall pay or cause to be paid all other expenses of the Company, including, without limitation: the charges and expenses of the registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any accounting agent appointed by the Company; broker's commissions chargeable to the Company in connection with portfolio securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to Federal, state or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing shares of the Company; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expenses of preparing (including typesetting) prospectuses (including supplements thereto) of the Company, proxy statements and reports to shareholders; and of printing and distributing such items to the Company's shareholders, all expenses of shareholders' and directors' meetings; fees and travel expenses of directors or members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Company's shares; charges and expenses of legal counsel, including counsel to the directors of the Company who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Company, and of independent accountants, in connection with any matter relating to the Company; membership dues of industry associations; interest payable on Company borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly provided therein.


     7. Delegation of Responsibilities. The Manager may, but should be under no duty to, perform services on behalf of the Company which are not required by this Agreement upon the request of the Company's Board of Directors. Such services will be performed on behalf of the Company and the Manager's charge in rendering such services may be billed monthly to the Company, subject to examination by the Company's independent accountants. Payment or assumption by the Manager of any Company expense that the Manager is not required to pay or assume under this Agreement shall not relieve the Manager of any of its obligations to the Company nor obligate the Manager to pay or assume any similar Company expense on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Manager, the Company shall pay to the Manager monthly compensation of the sum of the amounts determined by applying the following annual rates to the Company's average daily net assets: 1.0% of the first $30 million of the Company's average daily net assets, .75% of the Company's average daily net assets of the next $95 million of average daily net assets, and .70% of the average daily net assets in excess of $125 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees set forth above. Payment of the Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above.

     9. Non-Exclusivity. The services of the Manager to the Company are not to be deemed to be exclusive, and the Manager shall be free to render investment management and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Manager may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     10. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect until April 7, 1999, unless sooner terminated as hereinafter provided, and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

               (a) (i) by the Company's Board of Directors or (ii) by the vote of a majority of the Company's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), and


               (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Company's outstanding securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), or by the Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended.

     12. Liability of the Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or any of its officers, directors or employees or reckless disregard by the Manager of its duties under this Agreement, the Manager shall not be liable to the Company or to any shareholder of the Company for any act or omission in the course, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Company for this purpose shall be 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commissions, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.


                                        PILGRIM AMERICA
                                        BANK AND THRIFT FUND, INC.



Attest: --------------------------      By: ----------------------------------

Title: ---------------------------      Title: -------------------------------


                                          PILGRIM AMERICA INVESTMENTS, INC.



Attest: --------------------------      By: ----------------------------------

Title: ---------------------------      Title: -------------------------------

                                                                     APPENDIX C

     Set forth below is the name, address and principal occupation of the principal executive officer and each director of Pilgrim America Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Name and Position with
       Investment Manager                                       Principal Occupation
       ------------------                                       --------------------
Robert W. Stallings                   Chairman,  Chief Executive  Officer and President of Pilgrim America Group,
Chairman of the Board of              Inc.;  Director,  Pilgrim America  Securities,  Inc. ("PASI");  Chair- man,
Directors                             Chief  Executive  Officer and President of Pilgrim  America Bank and Thrift
                                      Fund,  Inc.,  Pilgrim  Government  Securities  Income Fund, Inc., Pil- grim
                                      America  Investment  Funds, Inc. and Pilgrim America Masters Se- ries, Inc.
                                      Chairman and Chief  Executive  Officer of Pilgrim America Prime Rate Trust.
                                      Chairman and Chief Executive Officer of Pilgrim America Capital Corporation
                                      (formerly, Express America Holdings Corporation) ("Pilgrim America").

James R. Reis                         Director, Vice Chairman, Executive Vice President, and Treasurer, Pil- grim
Vice Chairman of the Board of Di-     America Group, Inc.;  Director,  Vice Chairman and Assistant Secre- tary of
rectors                               PASI;  Executive  Vice  President,   Treasurer,   Assistant  Secretary  and
                                      Principal  Accounting  Officer of most of the funds in the Pilgrim  America
                                      Group of Funds;  Chief  Financial  Officer,  Vice  Chairman  and  Assistant
                                      Secretary,   Pilgrim  America;  Vice  Chairman,  Express  America  Mortgage
                                      Corporation.

Stanley D. Vyner                      Executive  Vice  President,  Pilgrim  America Group,  Inc.;  Executive Vice
President and Chief                   President of most of the funds in the Pilgrim America Group of Funds.
Executive Officer

                                                                      APPENDIX D

                        Service and Distribution Plan for
                   Pilgrim America Bank and Thrift Fund, Inc.
                                 Class A Shares

                         SERVICE AND DISTRIBUTION PLAN

     WHEREAS, Pilgrim America Bank and Thrift Fund, Inc. (the "Company") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, shares of common stock of the Company are divided into classes of shares, one of which is designated Class A;

     WHEREAS,  the  Company  employs  Pilgrim  America  Securities,   Inc.  (the
"Distributor") as distributor of the securities of which it is the issuer; and

     WHEREAS, the Company and the Distributor have entered into an Underwriting Agreement pursuant to which the Company has employed the Distributor in such capacity during the continuous offering of shares of the Company.

     NOW, THEREFORE, the Company hereby adopts with respect to its Class A shares, and the Distributor hereby agrees to the terms of the Plan, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

     1. A. The Company shall pay to the Distributor, as the distributor of the Class A shares of the Company, a fee for distribution of the shares at the rate of up to 0.10% on an annualized basis of the average daily net assets of the Company's Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

          B. The Company shall pay to the Distributor, as the distributor of the Class A shares of the Company, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Company's Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

     2. The amount set forth in paragraph 1.A. of this Plan shall be paid for the Distributor's services as distributor of the shares of the Company in connection with any activities or expenses primarily intended to result in the sale of the Class A shares of the Company, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Company. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in providing information and answering questions concerning the Company and their transactions with the Company. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Company. In addition, this Plan hereby authorizes payment by the Company of the cost of printing and distributing Company Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. The amount set forth in paragraph 1.B. of this Plan may be used by the Distributor to pay securities dealers (which may include the Distributor itself) and other financial institutions and organizations for servicing shareholder accounts, including a continuing fee which may accrue immediately after the sale of shares.

     3. The Plan shall not take effect with respect to the Class A shares of the Company until it has been approved by a vote of the shareholders of the Class A shares of the Company.

     4. This Plan shall not take effect until it, together with any related agreements, has been approved by votes of a majority of both (a) the Directors of the Company and (b) those Directors of the Company who are not "interested persons" of the Company (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

     5. After approval as set forth in paragraphs 3 and 4, this Plan shall take effect. The Plan shall continue in full force and effect as to the Class A shares of the Company for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

     6. The Distributor shall provide to the Directors of the Company, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. This Plan may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company, by vote of a majority of the Rule 12b-1 Directors, or by a vote of a majority of the outstanding voting securities of Class A shares of the Company on not more than 30 days' written notice to any other party to the Plan.

     8. This Plan may not be amended to increase materially the amount of distribution fee (including any service fee) provided for in paragraph 1 hereof unless such amendment is approved in the manner provided for initial approval in paragraph 3 hereof, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 4 hereof.

     9. While this Plan is in effect, the selection and nomination of Directors who are not interested persons (as defined in the Act) of the Company shall be committed to the discretion of the Directors who are not such interested persons.

     10. The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

     IN WITNESS WHEREOF, the Company and the Distributor have executed this Service and Distribution Plan as of the ____ day of ________, 1997.


                                 PILGRIM AMERICA BANK AND THRIFT FUND, INC.


                                 By: ------------------------------------------


                                 PILGRIM AMERICA SECURITIES, INC.


                                 By: ------------------------------------------

                                 Pilgrim America
                                      Funds

PROXY SERVICES
P.O. BOX 9139
FARMINGDALE, NY 11735

                   PILGRIM AMERICA BANK AND THRIFT FUND. INC.

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares of the Common Stock held by him at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., local time, on October 16, 1997 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO YOUR FUND, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [_]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PILGRIM AMERICA BANK AND THRIFT FUND, INC.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     THE FOLLOWING PROPOSALS.                 ---

     Vote on Director                                             For   Withhold

     1.   Election of Director: John P. Burke                     [_]     [_]

     Vote On Proposals                                    For   Against Abstain

     2.   To   convert   the   Fund   from  a             [_]     [_]     [_]
          closed-end investment company to an
          open-end investment company

     3.   If Proposal No. 2 is  approved,  to             [_]     [_]     [_]
          approve   an   amended   Investment
          Management Agreement

     4.   If Proposal No. 2 is  approved,  to             [_]     [_]     [_]
          approve    the    adoption   of   a
          distribution  plan pursuant to Rule
          12b-1
                                                          [_]     [_]     [_]
     5.   To transact such other  business as
          may   properly   come   before  the
          Special  Meeting of Shareholders or
          any adjournments thereof

     This voting instruction shall be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


     [________________________][______]       [________________________][______]
      Signature (PLEASE SIGN     Date          Signature (Joint Owners)   Date
      WITHIN BOX)